UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)    |__|
___________________________

THE BANK OF NEW YORK MELLON
(Exact name of trustee as specified in its charter)

New York	13-5160382
(Jurisdiction of incorporation	(I.R.S. employer
if not a U.S. national bank)	identification no.)

225 Liberty Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

___________________________

BANRO CORPORATION
(Exact name of obligor as specified in its charter)

Canada	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

1 First Canadian Place
100 King Street West, Suite 7070
Toronto, Ontario
Canada M5X 1E3
(Address of principal executive offices)	(Zip code)

BANRO GROUP (BARBADOS) LIMITED
(Exact name of obligor as specified in its charter)

Barbados	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

Parker House
Wildey Business Park
Wildey Road
St. Michael BB14006
Barbados W.I.
(Address of principal executive offices)	(Zip code)

NAMOYA (BARBADOS) LIMITED
(Exact name of obligor as specified in its charter)

Barbados	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

Parker House
Wildey Business Park
Wildey Road
St. Michael BB14006
Barbados W.I.
(Address of principal executive offices)	(Zip code)

BANRO CONGO (BARBADOS) LIMITED
(Exact name of obligor as specified in its charter)

Barbados	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

Parker House
Wildey Business Park
Wildey Road
St. Michael BB14006
Barbados W.I.
(Address of principal executive offices)	(Zip code)

LUGUSHWA (BARBADOS) LIMITED
(Exact name of obligor as specified in its charter)

Barbados	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

Parker House
Wildey Business Park
Wildey Road
St. Michael BB14006
Barbados W.I.
(Address of principal executive offices)	(Zip code)

KAMITUGA (BARBADOS) LIMITED
(Exact name of obligor as specified in its charter)

Barbados	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

Parker House
Wildey Business Park
Wildey Road
St. Michael BB14006
Barbados W.I.
(Address of principal executive offices)	(Zip code)

TWANGIZA (BARBADOS) LIMITED
(Exact name of obligor as specified in its charter)

Barbados	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

Parker House
Wildey Business Park
Wildey Road
St. Michael BB14006
Barbados W.I.
(Address of principal executive offices)	(Zip code)

BANRO CONGO MINING SA
(Exact name of obligor as specified in its charter)

Democratic Republic of the Congo	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

14, Avenue Sergent Moke,
Kinshasa/Ngaliema
Democratic Republic of the Congo
(Address of principal executive offices)	(Zip code)

KAMITUGA MINING SA
(Exact name of obligor as specified in its charter)

Democratic Republic of the Congo	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

14, Avenue Sergent Moke,
Kinshasa/Ngaliema
Democratic Republic of the Congo
(Address of principal executive offices)	(Zip code)

LUGUSHWA MINING SA
(Exact name of obligor as specified in its charter)

Democratic Republic of the Congo	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

14, Avenue Sergent Moke,
Kinshasa/Ngaliema
Democratic Republic of the Congo
(Address of principal executive offices)	(Zip code)

NAMOYA MINING SA
(Exact name of obligor as specified in its charter)

Democratic Republic of the Congo	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

14, Avenue Sergent Moke,
Kinshasa/Ngaliema
Democratic Republic of the Congo
(Address of principal executive offices)	(Zip code)

TWANGIZA MINING SA
(Exact name of obligor as specified in its charter)

Democratic Republic of the Congo	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

14, Avenue Sergent Moke,
Kinshasa/Ngaliema
Democratic Republic of the Congo
(Address of principal executive offices)	(Zip code)

___________________________

10% Secured Notes due 2021
(Title of the indenture securities)

1.	General information. Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address

Superintendent of the Department of Financial Services of the State of New York	One State Street, New York, N.Y.
10004-1417, and Albany, N.Y.
12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y.
10045

Federal Deposit Insurance Corporation	550 17th Street, NW
Washington, D.C. 20429

The Clearing House Association L.L.C.	100 Broad Street
New York, N.Y. 10004

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d) .

1.

A copy of the Organization Certificate of The Bank of New York Mellon (formerly known as The Bank of New York, itself formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152735).

4.	A copy of the existing By-laws of the Trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-207042).

6.	The consent of the Trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-188382).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 28th day of February, 2017.

THE BANK OF NEW YORK MELLON

By:	/s/	James W. Briggs
	Name:	James W. Briggs
	Title:	Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON

of 225 Liberty Street, New York, N.Y. 10286
And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 2016, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS	Dollar amounts in thousands

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	4,245,000
Interest-bearing balances	69,260,000
Securities:
Held-to-maturity securities	39,852,000
Available-for-sale securities	68,602,000
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	0
Securities purchased under agreements to resell	14,616,000
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	33,868,000
LESS: Allowance for loan and lease losses	143,000
Loans and leases, net of unearned income and allowance	33,725,000
Trading assets	3,439,000
Premises and fixed assets (including capitalized leases)	1,053,000
Other real estate owned	4,000
Investments in unconsolidated subsidiaries and associated companies	515,000
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	6,244,000
Other intangible assets	927,000

Other assets	15,094,000
Total assets	257,576,000

LIABILITIES
Deposits:
In domestic offices	110,284,000
Noninterest-bearing	69,903,000
Interest-bearing	40,381,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	102,533,000
Noninterest-bearing	7,872,000
Interest-bearing	94,661,000
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	152,000
Securities sold under agreements to repurchase	2,392,000
Trading liabilities	3,747,000
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	7,066,000
Not applicable
Not applicable
Subordinated notes and debentures	515,000

Other liabilities	6,489,000
Total liabilities	233,178,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	10,516,000
Retained earnings	14,417,000
Accumulated other comprehensive income	-2,020,000
Other equity capital components	0
Total bank equity capital	24,048,000
Noncontrolling (minority) interests in consolidated subsidiaries	350,000
Total equity capital	24,398,000
Total liabilities and equity capital	257,576,000

I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Thomas P. Gibbons,
Chief Financial Officer

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Gerald L. Hassell
Catherine A. Rein	Directors
Joseph J. Echevarria